United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant        ☒

Filed by a Party other than the Registrant       ☐

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
☒	Definitive Information Statement

THE PRUDENTIAL SERIES FUND, INC.

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

AMERICAN SKANDIA TRUST

AST State Street Research Small Cap Growth Portfolio

THE PRUDENTIAL SERIES FUND, INC.

SP State Street Research Small Cap Growth Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

MARCH 23, 2005

TO THE CONTRACT OWNERS:

On January 24, 2005, at a special meeting of the Board of Trustees of the American Skandia Trust (AST) and the Board of Directors of The Prudential Series Fund, Inc. (Series Fund), the Boards approved new subadvisory agreements for AST's State Street Research Small Cap Growth Portfolio and Series Fund's SP State Street Research Small Cap Growth Portfolio.

The Boards approved interim subadvisory agreements among the manager(s) and BlackRock Advisors, Inc. (BlackRock) and each of Neuberger Berman Asset Management (Neuberger Berman) and Eagle Asset Management (Eagle). It is expected that Black Rock will serve as interim subadviser until May 1, 2005, at which time Neuberger Berman and Eagle will become the subadvisers for the Portfolios.

This information statement describes the circumstances surrounding the Boards' approvals of both the interim subadvisory agreements and new subadvisory agreements and provides you with an overview of their terms. Prudential Investments LLC and American Skandia Investment Services, Inc. will continue as the co-investment manager for AST, and Prudential Investments LLC will continue as the investment manager for the Series Fund. This information statement does not require any action by you. It is provided to inform you about the new subadvisers.

By order of the Boards,

JONATHAN D. SHAIN
Secretary of Series Fund and Assistant Secretary of AST

AMERICAN SKANDIA TRUST

AST State Street Research Small Cap Growth Portfolio

THE PRUDENTIAL SERIES FUND, INC.

SP State Street Research Small Cap Growth Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(800) 778-2255

INFORMATION STATEMENT

MARCH 23, 2005

This information statement is being furnished to contract owners investing in the AST State Street Research Small Cap Growth Portfolio and the SP State Street Research Small Cap Growth Portfolio (collectively, the "Portfolios"), which are series of the American Skandia Trust (AST), and The Prudential Series Fund, Inc. (Series Fund) (collectively, the "Funds"), respectively. The information statement is furnished in lieu of a proxy statement, pursuant to the terms of an order issued by the Securities and Exchange Commission (SEC). The order permits the investment managers of AST and the Series Fund to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Boards of Trustees / Directors, without obtaining shareholder approval.

AST is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act). AST is organized as a Massachusetts business trust. The Series Fund is also a management investment company registered under the Investment Company Act. The Series Fund is organized as a Maryland corporation. The Trustees of AST and the Directors of the Series Fund are referred to here as the "Board," "Board Members" or "Directors," and AST and Series Fund are jointly referred to here as the "Funds." The Funds' principal executive offices are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

We are providing contract owners investing in the Portfolios as of January 31, 2005 with this information statement. This information statement relates to the approval by the Directors of new interim subadvisory agreements dated January 31, 2005 between Prudential Investments LLC (PI) and American Skandia Investment Services, Inc. (ASISI), as applicable, and BlackRock Advisors, Inc. (BlackRock) with respect to the Portfolios. This information statement also relates to the approval by the Directors of new subadvisory agreements between PI and ASISI, as applicable, and each of Neuberger Berman Asset Management (Neuberger Berman) and Eagle Asset Management (Eagle) with respect to the Portfolios. Copies of the subadvisory agreements are attached hereto as Exhibit A.

Effective as of January 31, 2005, BlackRock replaced the existing subadviser with respect to the Portfolios, State Street Research and Management Company (State Street Research), which served as the Portfolios' subadviser since May 2004. The subadvisory agreements between PI and ASISI, as applicable, and State Street Research terminated effective at the close of business on January 31, 2005, at which time BlackRock assumed responsibility for managing each Portfolio's assets.

Effective on or about May 1, 2005, the interim subadvisory agreements with BlackRock will be terminated, and Neuberger Berman and Eagle will then assume responsibility for managing each Portfolio's assets. The previous subadvisory agreements between PI and ASISI, as applicable, and State Street Research were last approved by the Directors, including a majority of the Directors who were not parties to the agreements and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Directors), on May 27, 2004.

The Funds will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about March 23, 2005.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as AST's manager under a management agreement dated as of May 1, 2003. ASISI, located at the same address as PI, serves, along with PI, as the co-manager of AST under the same management agreement. PI also serves as manager of Series Fund under a management agreement dated as of September 5, 2002. Under the management agreements, the manager or managers are responsible for allocating assets among subadvisers for any Portfolio that has more than one subadviser.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. ASISI is a wholly-owned subsidiary of American Skandia, Inc., which is a wholly-owned subsidiary of Skandia U.S., Inc., which is a wholly-owned subsidiary of Prudential Financial, Inc. For ease of reference, PI and ASISI are hereafter jointly referred to as the "Manager" or "PI."

As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $94 billion. Information concerning the Fund's current management arrangements can be found in Exhibit B. Information concerning officers of the Funds is set forth in Exhibit C.

Shareholder Reports

The Funds' most recent annual reports for the fiscal year ended December 31, 2003 have been sent to contract owners. The Funds' most recent annual and semi-annual reports may be obtained without charge by writing the Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolios is set forth in Exhibit E.

NEW SUBADVISORY AGREEMENTS

On January 24, 2005, the Directors, including the Independent Directors, unanimously approved new subadvisory agreements and the selection by the Manager of BlackRock to replace State Street Research as the Portfolios' subadviser on an interim basis. At that time, the Directors, including the Independent Directors, also approved new subadvisory agreements and the selection by the Manager of Neuberger Berman and Eagle to replace BlackRock as the Portfolios' subadviser following the termination of the interim subadvisory agreements with BlackRock. The Directors decided to appoint new subadvisers for the Portfolios pursuant to recommendations made by the Manager.

The subadvisory agreements contain terms and conditions similar to those of the existing subadvisory agreements with State Street Research, except as more fully described below under "Board Consideration of Subadvisory Agreements." See also "Terms of Subadvisory Agreements" below for a description of the new agreements. Each subadviser renders investment advice to the Portfolios in accordance with the investment objective and policies of the Portfolios as established by the Funds and also makes investment decisions to purchase and sell securities on behalf of the Portfolios, subject to the supervision of the Manager. The Manager, not the Portfolios, pays an advisory fee to the subadvisers. Therefore, the change in subadvisers does not mean any change in advisory fees paid by the Portfolios.

The Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve a Fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of the Investment Company Act to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, PI may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval. The exemptive order similarly permits ASISI to enter into subadvisory agreements without receiving prior shareholder approval.

Board Consideration of Subadvisory Agreements

At a special meeting of the Board, the Board considered the recommendations of the Manager that BlackRock replace State Street Research on an interim basis, and that Neuberger Berman and Eagle replace BlackRock following termination of the interim arrangements with BlackRock on or about May 1, 2005. The Directors reviewed written materials regarding each of the proposed subadvisers, and at the meeting the Manager, Neuberger Berman and Eagle made formal presentations to the Directors.

The Directors (including the Independent Directors) unanimously approved the interim subadvisory agreements with BlackRock and concluded that approval of the agreement was in the best interests of the Portfolios and their investors. In making the determination to replace State Street Research with BlackRock on an interim basis, the Directors considered the following factors and made the following conclusions:

•  State Street Research Acquisition. Because State Street Research was expected to be acquired by the corporate parent of BlackRock on or about January 31, 2005, the Board was required to take action with respect to the subadvisory agreements on or before that date. In particular, the acquisition would result in an "assignment" of the existing subadvisory agreements with State Street Research within the meaning of the Investment Company Act, thereby automatically terminating those subadvisory agreements. BlackRock had announced its intention, upon the acquisition of State Street Research, to replace the State Street Research portfolio management team with a BlackRock portfolio management team. Accordingly, the Board concluded that it must either approve subadvisory agreements with BlackRock or another subadviser on or before January 31, 2005. The Manager recommended that the Board approve, on an interim basis, the subadvisory agreements with BlackRock, so as to provide the Manager with sufficient time to transition portfolio management responsibilities to the recommended, longer-term subadvisers.

•  Nature, extent and quality of the services to be provided. The Manager presented information regarding the proposed BlackRock portfolio manager and investment strategy, and the Manager recommended that the Board retain BlackRock only on an interim basis to provide sufficient time to put in place the recommended longer-term subadvisers. The Board agreed with that recommendation. The Board considered information provided by the Manager and BlackRock regarding BlackRock's history, financial condition, and policies and procedures.

•  Investment performance of the fund and BlackRock. The Board considered the Manager's recommendations regarding the performance history of BlackRock's portfolio manager, and determined to retain BlackRock only on an interim basis.

•  Proposed fees. The Board considered the fees proposed by BlackRock. BlackRock proposed to provide services on an interim basis for the same fee rates set forth in the agreements with State Street Research.

•  Costs and profitability. BlackRock did not provide any specific information regarding the costs of the services to be provided or the profits it might realize, because BlackRock had not yet served as subadviser to the Portfolios, so there would be no profitability record for these Portfolios.

•  Economies of scale. The BlackRock subadvisory fee rate includes breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases). Since the Manager pays the subadviser, these breakpoints are not applicable to the fee paid by the Portfolios and their investors. The Board concluded that continuation of the subadvisory fee paid to State Street Research was appropriate because BlackRock would be serving only on an interim basis.

•  Fee comparisons. BlackRock provided to the Board information regarding its standard fee schedules for advising small capitalization growth portfolios. In addition, in evaluating the fee, the Board also considered that the subadvisory fee is paid by the Manager and that therefore the overall advisory fee paid by the Portfolios is not directly affected by the subadvisory fee.

•  Benefits to the subadviser. The Board considered information presented regarding any benefits to the subadviser or its affiliates from serving as subadviser (in addition to the advisory fee). BlackRock provided information to the Board regarding its policies for the use of soft dollar commissions. BlackRock stated that there were no additional benefits that it or its affiliates expected to receive from the subadvisory relationship.

•  Terms of the subadvisory agreements. The Directors reviewed the terms of the subadvisory agreements. The material terms of the interim subadvisory agreements are substantially the same as those in the prior subadvisory agreements in effect with State Street Research.

The Directors also unanimously approved the new subadvisory agreements with Neuberger Berman and Eagle and concluded that approval of the agreements was in the best interests of the Portfolios and their investors. In selecting Neuberger Berman and Eagle and approving the agreements, the Directors considered the following factors and made the following conclusions:

•  Nature, extent and quality of the services to be provided. The Manager and the subadvisers presented information regarding the proposed portfolio management teams, financial condition, investment strategies, investment and trading policies and procedures.

•  Investment performance of the fund and the subadvisers. The Manager provided information regarding the performance of subadvisers with respect to similar portfolios, which demonstrated historically strong performance relative to industry benchmarks and other investment advisers. The Manager also presented information showing combined performance of the two subadvisers.

•  Proposed fees. The Board considered the fees proposed by the subadvisers, which are detailed in the "Terms of the Subadvisory Agreements" section below. The proposed fee rates are lower than the fee rates set forth in the agreements with State Street Research.

•  Costs and profitability. The subadvisers did not provide any specific information regarding the costs of the services to be provided or the profits they might realize, because the subadvisers had not yet served as subadvisers to the Portfolios, so there would be no profitability record for these Portfolios.

•  Economies of scale. The subadvisory fee rates include breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases). Since the Manager pays each subadviser, these breakpoints are not applicable to the fee paid by the Portfolios and their investors. The Board received from the Manager information regarding the effect of the subadvisory fee decrease on the Manager's net fee. The Manager also provided information regarding previous subsidies provided by the Manager to the Portfolios. The Board concluded that it was appropriate to maintain the current advisory fee paid by the Portfolios to the Manager.

•  Fee comparisons. The subadvisers provided to the Board information regarding their standard fee schedules for advising small capitalization growth portfolios. In addition, in evaluating the fee, the Board also considered that the subadvisory fee is paid by the Manager and that therefore the overall advisory fees paid by the Portfolios are not directly affected by the subadvisory fees.

•  Benefits to the subadvisers. The Board considered information presented regarding any benefits to the subadvisers or their affiliates from serving as subadviser (in addition to the advisory fee). Each subadviser provided information to the Board regarding its policies for the use of soft dollar commissions. Eagle stated that there were no additional benefits that it or its affiliates expected to receive from the subadvisory relationship, and Neuberger Berman noted that it used affiliated broker-dealers consistent with policies established under the Investment Company Act.

•  Terms of the subadvisory agreements. The Directors reviewed the terms of the subadvisory agreements. The material terms of the new subadvisory agreements are substantially the same as those in the prior subadvisory agreements in effect with State Street Research (except with respect to fees paid by the Manager to the subadviser).

To reflect the subadviser changes for the Portfolios, the Directors also approved name changes for the Portfolios, to become effective as of May 1, 2005. Effective as of May 1, 2005, the Portfolios will be know as the SP Small Cap Growth Portfolio and the AST Small Cap Growth Portfolio.

Information Concerning the Subadvisers

BlackRock Advisors, Inc. (BlackRock)

BlackRock, 100 Bellevue Parkway, Wilmington, DE 19809, is a subsidiary of PNC Financial Services Group and is a registered investment adviser. BlackRock, together with its advisory affiliates, has approximately $342 billion under management as of December 31, 2004.

Neuberger Berman Management, Inc. (Neuberger Berman)

Neuberger Berman Management, Inc (Neuberger Berman), 605 Third Avenue, New York, NY 10158, is a wholly owned subsidiary of Neuberger Berman Inc. ("NBI"), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). LBHI, which trades on the New York Stock Exchange under the ticker symbol "LEH" through its subsidiaries (LBHI and its subsidiaries collectively "Lehman Brothers"), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide.

Neuberger Berman is a registered investment adviser that is the investment adviser to and the underwriter and distributor of the Neuberger Berman complex of mutual funds. In addition, Neuberger Berman has several other subsidiaries that are registered investment advisers, which provide investment advice to or function as general partners of certain hedge funds.

Eagle Asset Management (Eagle)

Eagle, 880 Carillon Parkway, St. Petersburg, FL 33733, is a wholly owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 40 investment professionals, and has approximately $10 billion in assets under management as of December 31, 2004.

Exhibit D contains information about the other mutual funds managed by each of the subadvisers with investment objectives and strategies similar to those of the Portfolios. Exhibit D also lists the principal executive officers and directors of each of the subadvisers.

Terms of the Subadvisory Agreements

The following summary of the subadvisory agreements is qualified in its entirety by reference to the copies of the subadvisory agreements attached as Exhibit A to this information statement. Because the subadvisory agreements entered into by each subadviser are identical for Series Fund and AST with the exception of the Portfolio names, only the Series Fund version of each subadvisory agreement is included in Exhibit A.

Under the subadvisory agreements, the subadvisers are compensated at the following annual fee rates:

•  BlackRock Advisors, Inc.:  0.50% on first $350 million of average daily net assets; 0.45% on next $350 million in average daily net assets (assets of the SP State Street Research Small Cap Growth Portfolio are aggregated with the assets of the AST State Street Research Small Cap Growth Portfolio for purposes of the fee calculation).

•  Neuberger Berman Management:  0.50% on first $100 million of average daily net assets; 0.45% on next $200 million of average daily net assets; 0.40% on average daily net assets over $300 million (assets of the SP Small Cap Growth Portfolio managed by Neuberger Berman will be aggregated with the assets of the AST Small Cap Growth Portfolio managed by Neuberger Berman for purposes of the fee calculation) .

•  Eagle Asset Management:  0.45% on first $100 million of average daily net assets; 0.40% on average daily net assets over $100 million (assets of the SP Small Cap Growth Portfolio managed by Eagle will be aggregated with the assets of the AST Small Cap Growth Portfolio managed by Eagle).

The subadvisory agreements provide that, subject to PI's and ASISI's and the Boards of Directors' supervision, the subadvisers are responsible for managing the investment operations of their respective portions of the Portfolios and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolios, all in accordance with the investment objective and policies of the Portfolios as reflected in their current prospectus and statement of additional information and as may be adopted from time to time by the Boards of Directors. In accordance with the requirements of the Investment Company Act, the subadvisers will provide PI and ASISI with all books and records relating to the transactions they execute and render to the Directors such periodic and special reports as the Boards of Directors may reasonably request.

The subadvisory agreements will remain in full force and effect for a period of two years from the date of execution, and will continue thereafter as long as their continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolios, or by the Boards of Directors, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) either subadvisory agreement may be terminated at any time without the payment of any penalty, either by vote of the Boards of Directors or by vote of a majority of the outstanding voting securities of the Portfolios, (2) each subadvisory agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Funds' management agreements with PI and ASISI, as applicable, and (3) each subadvisory agreement may be terminated at any time by the subadvisers or PI or ASISI on not more than 60 days' nor less than 30 days' written notice to the other party to each subadvisory agreement.

The subadvisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the subadvisers will not be liable for any act or omission in connection with their activities as subadviser to the Funds.

For the fiscal year ended December 31, 2004, State Street Research received $494,398 for advising Series Fund and $733,469 for advising AST.

Shareholder Proposals

As a Massachusetts business trust, AST is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund's Declaration of Trust. As a Maryland corporation, Series Fund is not required to hold annual meetings of shareholders and the Directors currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund's Articles of Incorporation.

A shareholder proposal intended to be presented at any meeting of shareholders of either Fund must be received by the Fund a reasonable time before the Directors' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Jonathan D. Shain
Secretary of Series Fund and Assistant Secretary of AST

Dated: March 23, 2005

EXHIBIT A

THE PRUDENTIAL SERIES FUND, INC.

SP State Street Research Small Cap Growth Portfolio

Interim Subadvisory Agreement

Agreement made as of this 31st day of January, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and BlackRock Advisors, Inc. (BlackRock or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated April 3, 2002, with The Prudential Series Fund, Inc., a Maryland corporation (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a)  Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Directors of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser or an affiliate shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)  The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)  In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e)  The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued, provided, however, that the Subadviser shall have no duty to disclose or divulge material non-public information or data.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 40 West 52nd Street, New York, NY 10022, Attention: General Counsel.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

9.  This Agreement shall be governed by the laws of the State of New York.

10.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

BLACKROCK ADVISORS, INC.

BY:  /S/  RALPH SCHLOSSTEIN

Name:  Ralph Schlosstein

Title:  President

Schedule A

THE PRUDENTIAL SERIES FUND, INC.

SP State Street Research Small Cap Growth Portfolio

As compensation for services provided by BlackRock, Prudential Investments LLC will pay BlackRock a fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
SP State Street Research Small Cap Growth Portfolio	0.50% for first $350 million of assets;
0.45% over $350 million of assets[1]

Dated as of January 31, 2005

1  The assets of the SP State Street Research Small Cap Growth Portfolio will be aggregated with the assets of all other portfolios managed or co-managed by PI for which BlackRock serves as subadviser, for purposes of the fee calculation.

THE PRUDENTIAL SERIES FUND, INC.

SP Small Cap Growth Portfolio

Subadvisory Agreement

Agreement made as of this 30th day of April, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Eagle Asset Management (Eagle or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated April 3, 2002, with The Prudential Series Fund, Inc., a Maryland corporation (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund's portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.   (a)  Subject to the supervision of the Manager and the board of directors of the Fund (the Board), the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser or its affiliate shall provide the Fund's custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive. The Subadviser shall be free to provide investment management services to other clients, including registered investment companies, and it may take investment action on behalf of such other clients which may be similar to, or with may differ from, investment action taken on behalf of the Fund. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)  The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d)  The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e)  The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h)  The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(i)  The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j)  The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 880 Carrillon Parkway, St. Petersburg, FL 33716.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9.  This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

10.  This Agreement shall be governed by the laws of the State of New York.

11.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

EAGLE ASSET MANAGEMENT

BY:  /S/  RICHARD J. ROSSI

Name:  Richard J. Rossi

Title:  Executive Vice President

Schedule A

THE PRUDENTIAL SERIES FUND, INC.

SP Small Cap Growth Portfolio

As compensation for services provided by Eagle Asset Management, Prudential Investments LLC will pay Eagle Asset Management a monthly fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
SP Small Cap Growth Portfolio	0.45% on first $100 million of average daily net assets;
0.40% on average daily net assets over $100 million.*

Dated as of April 30, 2005.

*  Assets of the SP Small Cap Growth Portfolio managed by Eagle Asset Management will be aggregated with the assets of the American Skandia Trust AST Small Cap Growth Portfolio managed by Eagle Asset Management for purposes of the fee calculation.

THE PRUDENTIAL SERIES FUND, INC.

SP Small Cap Growth Portfolio

Subadvisory Agreement

Agreement made as of this 30th day of April, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Neuberger Berman Management, Inc. (Neubergber Berman or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated April 3, 2002, with The Prudential Series Fund, Inc., a Maryland corporation (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund's portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a)  Subject to the supervision of the Manager and the board of directors of the Fund (the Board), the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The

Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser or its affiliate shall provide the Fund's custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)  The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d)  The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e)  The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h)  The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(i)  The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j)  The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 605 Third Avenue, New York, NY 10158.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9.  This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

10.  This Agreement shall be governed by the laws of the State of New York.

11.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President

NEUBERGER BERMAN MANAGEMENT, INC.

BY:  /S/  ROBERT CONTI

Name:  Robert Conti

Title:  Senior Vice President

Schedule A

THE PRUDENTIAL SERIES FUND, INC.

SP Small Cap Growth Portfolio

As compensation for services provided by Neuberger Berman Management, Inc., Prudential Investments LLC will pay Neuberger Berman Management, Inc. a fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
SP Small Cap Growth Portfolio	0.50% on first $100 million of average daily net assets;
0.45% on next $200 million of average daily net assets;
0.40% on average daily net assets over $300 million.*

Dated as of April 30, 2005.

*  Assets of the SP Small Cap Growth Portfolio managed by Neuberger Berman will be aggregated with the assets of the American Skandia Trust – AST Small Cap Growth Portfolio managed by Neuberger Berman for purposes of the fee calculation.

EXHIBIT B

MANAGEMENT OF THE FUNDS

The Manager

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the manager of Series Fund under a management agreement dated as of September 15, 2002 and renewed thereafter as required under the Investment Company Act. PI, along with American Skandia Investment Services, Inc. (ASISI), serve as co-managers of AST under a management agreement dated as of May 1, 2003 and renewed thereafter as required by the Investment Company Act. For convenience, both management agreements are hereafter referred to as the "Management Agreements," and PI and ASISI are hereinafter jointly referred to as the "Manager."

The Management Agreements were last approved by the Boards of Directors, including a majority of the Directors who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act), on May 27, 2004.

Terms of the Management Agreements

Pursuant to the Management Agreements for the Funds, the Manager, subject to the supervision of the Directors and, in conformity with the stated policies of the Funds, manages both the investment operations of the Funds, and the composition of the Funds' portfolios, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers, and make recommendations to the Directors with respect to the retention and renewal of contracts. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager also administers the Funds' business affairs and, in connection therewith, furnish the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' custodians and the Funds' transfer and dividend disbursing agents. The management services of the Manager for the Funds is not exclusive under the terms of the Management Agreements and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its directors, officers and employees who have been elected as Directors or officers of the Funds to serve in the capacities in which they have been elected. All services furnished by the Manager under the Management Agreements may be furnished by any such directors, officers or employees of the Manager.

In connection with their management of the business affairs of the Funds, the Manager bears the following expenses:

(a)  the salaries and expenses of all of the Manager's and the Funds' personnel, except the fees and expenses of Directors who are not affiliated persons of the Manager's or the Funds' subadvisers;

(b)  all expenses incurred by the Manager or by the Funds in connection with managing the ordinary course of the Funds' business, other than those assumed by the Funds, as described below; and

(c)  the fees payable to each subadviser pursuant to the subadvisory agreement between the Manager and each subadviser.

For their services with respect to the Portfolios, the Manager is compensated by each Fund at the rate of 0.95% of the Portfolio's average daily net assets.

Under the terms of the Management Agreements, the Funds are responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Funds' subadvisers, (c) the fees and certain expenses of the Funds' custodians and transfer and dividend disbursing agents, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Funds and of pricing Fund shares, (d) the charges and expenses of the Funds' legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with their securities transactions, (f) all taxes and corporate fees payable by the Funds to governmental agencies, (g) the fees of any trade associations of which the Funds may be a member, (h) the cost of share certificates representing shares of the Funds (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Funds and of their shares with the SEC and qualifying the Funds' shares under state securities laws, including the preparation and printing of the Funds' registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business.

The Management Agreements provide that the Manager will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Management Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreements also provides that they will terminate automatically if assigned and that they may be terminated without penalty by the Directors of the Funds, by vote of a majority of the Funds' outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Funds.

Information About PI and ASISI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company. ASISI is a wholly-owned subsidiary of American Skandia, Inc., which is a wholly-owned subsidiary of American Skandia U.S., Inc., which is a wholly-owned subsidiary of Prudential.

PI acts as manager or co-manager for the following investment companies, in addition to the Funds:

Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

ASISI acts as Co-Manager for AST and Strategic Partners Mutual Funds, Inc.

PI's and ASISI's Directors and Officers

The business and other connections of PI's and ASISI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position With PI and ASISI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer of PI Director, Executive Vice President and Chief Administrative Officer of ASISI	President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Kevin B. Osborn	Executive Vice President of PI Director and Executive Vice President of ASISI	Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer	Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

The Transfer Agent

The transfer agent for Series Fund is Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PMFS received $4,000 for its services in connection with the Portfolio during the fiscal year ended December 31, 2004.

Brokerage

During the fiscal year ended December 31, 2004, the American Skandia Trust paid the following brokerage commissions to the following affiliated brokers:

Affiliated Broker	Brokerage Commissions Paid
Prudential Equity Group	$7,805
Lufkin & Jenritte	$13,424
Wachovia Securities	$1,845

During the fiscal year ended December 31, 2004, The Prudential Series Fund paid the following brokerage commissions to the following affiliated brokers:

Affiliated Broker	Brokerage Commissions Paid
Wachovia Securities	$17,680

EXHIBIT C

OFFICER INFORMATION

Name (Date of Birth)	Office(s) With the Funds	Principal Occupations
David R. Odenath, Jr. (3/8/57)	President	President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of ASISI; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

Robert F. Gunia (12/15/46)	Vice President	Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of PIMS; Corporate Vice President (since September 1997) of Prudential Insurance; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of ASISI, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Grace C. Torres (6/28/59)	Treasurer and Principal Financial and Accounting Officer	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of ASISI and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (8/9/58)	Assistant Secretary of AST Secretary of Series Fund	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of ASISI. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

William V. Healey (7/28/53)	Chief Legal Officer	Vice President and Chief Legal Officer-Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential Insurance; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of ASISI., American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

C-1

Name (Date of Birth)	Office(s) With the Funds	Principal Occupations
Lee D. Augsburger (6/7/59)	Chief Compliance Officer	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (10/12/64)	Anti-Money Laundering Compliance Officer	Vice President, Prudential Insurance (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer (since 2003) of ASISI, American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (10/25/53)	Acting Anti-Money Laundering Compliance Officer	Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (2002-present) responsible for supervision of Prudential's fraud investigations, anti-money laundering program and high technology investigation unit.

C-2

EXHIBIT D

OTHER FUNDS MANAGED BY THE SUBADVISERS

The following table sets forth information relating to the other registered investment company portfolios for which the Subadvisers act as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolio.

BLACKROCK ADVISORS, INC.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 1/31/05
BlackRock Small-Cap Growth Fund	0.55% on first $1 billion;	$519 million
0.50% on next $1 billion;
0.475 on next $1 billion;
0.45% on balance.

The table below lists the name, address, position with BlackRock Advisors, Inc. and principal occupation during the past five years for the principal executive officers and directors of BlackRock Advisors, Inc.

Name and Address*	Position with BlackRock Advisors, Inc. and Principal Occupation
Laurence D. Fink	Chief Executive Officer (since 1994)

Ralph L. Schlosstein	President and Director (since 1994)

Robert S. Kapito	Vice Chairman and Director (since 1998)

Paul L. Audet	Director (since 1999). CFO and Managing Director of PNC Asset Management, Inc. (since 1998)

Robert P. Connolly	Managing Director, General Counsel & Secretary. General Counsel for Asset Management, The PNC Financial Services Group, Inc. (since 1997)

Keith T. Anderson	Managing Director (since 1998).

Laurence J. Carolan	Managing Director and Director (since 1998).

Bennett W. Golub	Managing Director (since 1998).

Kevin M. Klingert	Managing Director and Director (since 1998).

John P. Moran	Managing Director and Director (since 1998).

Thomas H. Nevin	Managing Director and Director (since 1998).

Mark Steinberg	Managing Director and Director (since 2003). Formerly, COO and Director of Alico (a subsidiary of AIG Equity Sales Corporation).

*  The mailing address for each person is 100 Bellevue Parkway, Wilmington, DE 19809

NEUBERGER BERMAN MANAGEMENT, INC.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 1/31/05
Fasciano Fund – Investor	1.24%	$456.2 million
Fasciano Fund – Advisor Class	1.83%	$22.9 million
AMT Fasciano (Insurance Trust)	1.40%	$15.6 million
RSI Emerging Growth Equity Fund	0.80%	$28.3 million

The table below lists the name, address, position with Neuberger Berman Management and principal occupation during the past five years for the principal executive officers and directors of Neuberger Berman Management.

Name and Address*	Position with Neuberger Berman Management, Inc. and Principal Occupation
Jeffrey B. Lane	Vice Chairman of Lehman Brothers Member, Office of the Chairman, Lehman Brothers Chairman of Lehman Brothers' Wealth and Asset Management Division

Robert Matza	President, Chief Operating Officer of Neuberger Berman Member, Lehman Brothers' Management Committee

Kevin Handwerker	Chief Administrative Officer, General Counsel and Secretary of Neuberger Berman

Jack L. Rivkin	Executive Vice President and Chief Investment Officer, Neuberger Berman

Peter E. Sundman	Co-Head of Institutional Asset Management, Lehman Brothers President of Neuberger Berman Management Inc.

*  The address of each person is 605 Third Avenue, New York, NY 10158-3698 unless otherwise noted.

EAGLE ASSET MANAGEMENT

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/04
Ohio National Fund Capital Growth Portfolio	0.59% up to $100 mil;
0.55% next $100 mil;
	0.50% in excess of $200 mil	$29 million
Jackson National Life Series Trust Small Cap Portfolio	0.60% up to $100 mil;
0.55% next $100 mil;
	0.50% in excess of $200 mil	$162 million

The table below lists the name, address, position with Eagle Asset Management and principal occupation during the past five years for the principal executive officers and directors of Eagle Asset Management:

Name and Address*	Position with Eagle Asset Management and Principal Occupation
Thomas A. James	March 1984 to present – Mr. James is Chairman of the Board of Directors of Eagle Asset Management, Inc. June 1985 to present – Mr. James is Chairman of the Board of Trustees of the Heritage Family of Mutual Funds. June 1985 to present – Mr. James is Director of Heritage Asset Management Inc.

Richard K. Riess	October 1996 to present – Mr. Riess is Chief Executive Officer of Eagle Asset Management,Inc. May 1998 to present – Mr. Riess is Executive Vice President-Managing Director of Asset Management of Raymond James Financial, Inc. October 2000 to present – Mr. Riess is President of Heritage Family of Mutual Funds April 2000 to present – Mr. Riess is Chief Executive Officer of Heritage Asset Management, Inc.October 1996 to March 2000 – Mr. Riess was President of Eagle Asset Management, Inc July 1988 to present – Mr. Riess is a Director of Eagle Asset Management, Inc. June 1985 to present – Mr. Riess is a Director of Heritage Asset Management, Inc. June 1985 to present – Mr. Riess is a Trustee for the Heritage Family of FundsP

Name and Address*	Position with Eagle Asset Management and Principal Occupation
Stephen G. Hill	December 2001 to present – Manager, EB Management I, LLC, general partner of investment limited partnership. April 2000 to present – Mr. Hill is President and Chief Operating Officer of Eagle Asset Management, Inc. December 2000 to present – Manager, EA Management I, LLC, general partner of investment limited partnerships. October 1998 to present – Mr. Hill is a Director of Awad Asset Management, Inc. January 1995 to present – Mr. Hill is a Director of Eagle Asset Management, Inc. December 1994 to present – Mr. Hill is a Director of Heritage Asset Management, Inc.

Richard Rossi	From October 1999 to Present – Mr. Rossi is Executive Vice President with Eagle and responsible for Eagle Sales and Marketing. March 1999 to present – Mr. Rossi is a Registered Representative with Raymond James & Associates, Inc.

Stephen W. Faber	January 1990 to present: Corporate Counsel, Eagle Asset Management, Inc.

Damian D. Sousa	August 2002 to present – Mr. Sousa is Vice President, Director of Compliance of Eagle Asset Management, Inc. February 2003 Mr. Sousa was appointed Chief Compliance Officer. August 2002 to present – Mr. Sousa is a Registered Representative of Raymond James & Associates, Inc. December 2000 to August 2002 – Mr. Sousa was Senior Vice President, Compliance Director of Fleet Investment Advisors, Inc. July 1997 to December 2000 – Mr. Sousa was Vice President, Senior Compliance Manager of FleetBoston Corporate Compliance.

Eric C. Wilwant	February 2003 to present – Mr. Wilwant is Treasurer of Eagle Asset Management. September 2000 to present – Mr. Wilwant is Vice President of Eagle Asset Management. Responsible for Operations, Trading Operations and Administration. April 1995 to September 2000 – Mr. Wilwant was Head of Trading and Trading Systems at Dolphin Capital Management.

*  The address of each person is 880 Carillon Parkway, St Petersburg, Florida, 33733.

EXHIBIT E

SHAREHOLDER INFORMATION – American Skandia Trust – AST State Street Research Small Cap Growth Portfolio

As of February 18, 2005 the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the AST State Street Research Small Cap Growth Portfolio.

As of February 18, 2005, there were no owners, directly or indirectly, of more than 5% of the outstanding shares of the AST State Street Research Small Cap Growth Portfolio.

SHAREHOLDER INFORMATION – The Prudential Series Fund, Inc. – SP State Street Research Small Cap Growth Portfolio

As of February 18, 2005 the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of The Prudential Series Fund, Inc. – SP State Street Research Small Cap Growth Portfolio.

As of February 18, 2005, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of The Prudential Series Fund, Inc. – SP State Street Research Small Cap Growth Portfolio were as follows:

Name	Address	Class	Shares/%
SP Aggressive Growth Asset Allocation Portfolio	100 Mulberry Street Gateway Center Three, 9th Floor Newark, New Jersey 07102	I	7.50%

SP Balanced Asset Allocation Portfolio	100 Mulberry Street Gateway Center Three, 9th Floor Newark, New Jersey 07102	I	27.84%

SP Conservative Asset Allocation Portfolio	100 Mulberry Street Gateway Center Three, 9th Floor Newark, New Jersey 07102	I	10.12%

SP Growth Asset Allocation Portfolio	100 Mulberry Street Gateway Center Three, 9th Floor Newark, New Jersey 07102	I	29.37%

E-1